                       SEQUA CORPORATION




          SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN III



       As Amended and Restated Effective January 1, 2000

                         Table of Contents


ARTICLE I      Establishment And Purpose                    1

ARTICLE II     Definitions                                  1

ARTICLE III    Plan Participation                           6

ARTICLE IV     Benefits                                     7

ARTICLE V      Vesting                                      11

ARTICLE VI     Plan Administration                          11

ARTICLE VII    Amendment and Administration                 11

ARTICLE VIII   General Provisions                           12

                           ARTICLE I
                   Establishment And Purpose

          1.1. Establishment. Effective as of January 1, 1990,
               -------------
Sequa Corporation (the "Company") adopted a supplemental retirement plan known as the Sequa Corporation Supplemental Executive Retirement Plan III (the "Plan") for the benefit of a select group of management or highly compensated employees. Effective as of January 1, 2000, the Company amends and restates the Plan, as provided below. This Plan as amended and restated shall only apply to eligible employees who are credited with an Hour of Service with a member of the Affiliated Group on or after January 1, 2000. Eligible employees who are not credited with an Hour of Service on or after January 1, 2000 shall be subject to the Plan in effect as of the last date on which they are credited with an Hour of Service with a member of the Affiliated Group.

          1.2. Purpose. The purpose of the Plan is to       ----
---
provide retirement income and death benefits for eligible Participants in excess of the limitations on benefits imposed by Code Sections 401(a)(17) and 415 to supplement the benefits accrued under the Qualified Plan, and to enable the Company to attract and retain certain key executives. The Plan is intended to qualify as an unfunded plan for the purposes of the Code and Title I of ERISA, and is maintained by the Participating Employers primarily for the purpose of providing certain deferred compensation benefits to a select group of management or highly compensated employees, as described in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA.



                          ARTICLE II
                          Definitions

          As used herein, the following words and phrases have the meanings ascribed to them in Article II unless a different meaning is plainly required by the context. Some of the words and phrases used in the Plan are not defined in this Article II, but, for convenience, are defined as they are introduced into the text. Words in the masculine gender shall be deemed to include the feminine gender and words in the feminine gender shall be deemed to include the masculine gender. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter any of the terms of the Plan.

          2.1. Accrued Benefit with respect to a Participant
               ---------------
means a monthly benefit expressed as a Life Annuity as of a determination date equal to (a) minus (b) below, both calculated as of the Participant's Normal Retirement Date and adjusted, if applicable, pursuant to (c) below (but not less than zero) where:

          (a)  is the greater of:

               (1) the vested accrued benefit payable to the Participant under the Qualified Plan, excluding benefits provided under Section 1.01(b) thereof, and calculated without regard to the limitations imposed by Sections 401(a)(17) and 415(b) of the Code; and

               (2) the benefit that would have been payable to the Participant under the applicable Prior Plan, determined as if the terms of such Prior Plan as in effect on December 31, 1988 had remained in effect until the date on which the Participant retires or separates from service with all members of the Affiliated Group, but calculated without regard to the provisions of such Prior Plan that (A) impose limitations on benefits in accordance with Code Section 415(b), (B) disregard compensation or earnings in excess of $200,000, (C) would require contributions from a participant after December 31, 1988, or (D) would require reduction of such accrued benefit for benefits accrued under the Qualified Plan;

          (b) is the sum of the vested benefits payable to the Participant under:

               (1) the Qualified Plan (including any annuity purchased for him under the provisions of any Prior Plan or the Qualified Plan);

               (2)  the Sequa Corporation Supplemental Executive
                    Retirement Plan I; and (3)  the Sequa
                    Corporation Supplemental Executive
                    Retirement Plan II; and

          (c) is the reduction of the amounts set forth in (a) and (b) above for early commencement under the terms of each such plan, to the extent that the Participant's Annuity Starting Date precedes his Normal Retirement Date as follows:
(1) the benefit under the Qualified Plan shall be reduced for early commencement as provided in the Qualified Plan; (2) the benefits under the Sequa Corporation Supplemental Executive Retirement Plan I and the Sequa Corporation Supplemental Executive Retirement Plan II shall be the accrued benefit determined under each respective Plan after any applicable reduction under Section 2.1 of each such plan; and (3) the benefits under the applicable Prior Plan shall be the accrued benefit determined under each respective Plan after any applicable reduction under Section 4.03 of the Chromalloy Plan, Sections 4.5 and 4.6 of the Sun Chemical Plan, or Sections 4.03 or 6.05 of the Superior Pants Plan.

For the purposes only of this Section 2.1, where any Participant who was a participant in the Sun Chemical Plan has received prior to his Annuity Starting Date a distribution or distributions (each such distribution an "Accumulated Contribution Distribution") from the Qualified Plan of all or part of his Accumulated Contributions, as that term is defined in the Qualified Plan, the vested accrued benefits calculated pursuant to paragraphs (a)(1), (a)(2) and (b) of this Section
2.1 shall not be actuarially reduced in accordance with the Sun Chemical Plan or the Qualified Plan to reflect the making of such Accumulated Contribution Distribution(s).

          2.2. Actuarial Equivalent means a benefit or
               --------------------
benefits which are of equal value at the date of determination to the benefits for which they are to be substituted. Actuarial Equivalence shall be based on the interest and mortality tables used to determine actuarial equivalence under the Qualified Plan.

          2.3. Administrative Committee means the committee
               ------------------------
established by the Board of Directors to administer the Plan in accordance with Article VI.

          2.4. Affiliated Group means the Company and all
               ----------------
other entities required to be aggregated under Sections 414(b),
(c) or (m) of the Code.

          2.5. Annuity Starting Date means the first day of
               ----------------
the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such a benefit.

          2.6. Beneficiary means a person or entity designated
               -----------
by a Participant, on a form provided by the Administrative Committee, to receive any benefits that may be payable upon the Participant's death. Notwithstanding the foregoing, if a Participant who is married at the time of his death has not designated a Beneficiary, or if such Beneficiary has predeceased the Participant, Beneficiary shall mean such married Participant's Spouse, unless such Spouse cannot be located. Notwithstanding the foregoing, if a Participant is unmarried at the time of his death, and no person designated as Beneficiary survives the Participant, or if the Spouse of a married Participant cannot be located at his death, Beneficiary means the Participant's estate.

          2.7. Benefit Service means the sum of all Benefit
               ---------------
Service earned under the Qualified Plan determined as set forth in Section 2.05 of the Qualified Plan.

          2.8. Board of Directors means the Board of Directors
               ------------------
of the Company.

          2.9. Code means the Internal Revenue Code of 1986,
               ----
as amended from time to time. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

          2.10.     Company means Sequa Corporation, a Delaware
                    -------
corporation.

          2.11.     Early Retirement Age shall have the same
                    --------------------
meaning as set forth in Article I of the Qualified Plan.

          2.12.     Early Retirement Date shall have the same
                    ---------------------
meaning as set forth in Article I of the Qualified Plan.

          2.13.     Effective Date means January 1, 1990.
                    --------------

          2.14.     ERISA means the Employee Retirement Income
                    -----
Security Act of 1974, as amended from time to time. Reference to a section of ERISA shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

          2.15.     Hour of Service shall have the same meaning
                    ---------------
as set forth in Article I of the Qualified Plan.

          2.16.     Joint and 50% Survivor Annuity means a
                    ------------------------------
series of monthly installments which are made for the lifetime of the Participant. If the Participant predeceases his Spouse or other designated Beneficiary, payment in an amount equal to fifty percent (50%) of the Participant's monthly payment shall continue for the life of the Spouse or other designated Beneficiary. Except as provided in Section 4.3(d), the benefit under a Joint and 50% Survivor Annuity shall be the Actuarial Equivalent of the benefit under the Life Annuity form of payment.

          2.17.     Joint and 100% Survivor Annuity means a
                    -------------------------------
series of monthly installments which are made for the lifetime of the Participant. If the Participant predeceases his Spouse or other designated Beneficiary, payment in an amount equal to one hundred percent (100%) of the Participant's monthly payment shall continue for the life of the Spouse or other designated Beneficiary. Except as provided in Section 4.3(d), the benefit under a Joint and 100% Survivor Annuity shall be the Actuarial Equivalent of the benefit under the Life Annuity form of payment.

          2.18.     Joint and 662/3 % Survivor Annuity means a
                    ----------------------------------
series of monthly installments which are made for the lifetime of the Participant. If the Participant predeceases his Spouse or other designated Beneficiary, payment in an amount equal to sixty-six and two-thirds percent (662/3%) of the Participant's monthly payment shall continue for the life of the Spouse or other designated Beneficiary. Except as provided in Section 4.3(d), the benefit under a Joint and 662/3% Survivor Annuity shall be the Actuarial Equivalent of the benefit under the Life Annuity form of payment.

          2.19.     Late Retirement Date shall have the same
                    --------------------
meaning as set forth in Article I of the Qualified Plan.

          2.20.     Life Annuity means a series of monthly
                    ------------
installments which continue for the lifetime of the Participant and cease upon his death.

          2.21.     Normal Retirement Age shall have the same
                    ---------------------
meaning as set forth in Article I of the Qualified Plan.

          2.22.     Normal Retirement Date shall have the same
                    ----------------------
meaning as set forth in Article I of the Qualified Plan.

          2.23.     Participant means any employee of a
                    -----------
Participating Employer who becomes eligible to participate in the Plan pursuant to Article III. A Participant shall remain a Participant as long as he is entitled to a contingent or vested
Accrued Benefit under the Plan.

          2.24.     Participating Employer means the Company and
                    ----------------------
any member of the Affiliated Group which, with the approval of the Board of Directors, adopts this Plan in accordance with
Section 8.12 of the Plan.

          2.25.     Period Certain and Life Annuity means a
                    -------------------------------
series of monthly installments which are made for the lifetime of the Participant, but which are guaranteed for a period of five (5), ten (10), fifteen (15) or twenty (20) years, as elected by the Participant. If the Participant dies before all guaranteed installments have been paid, the remainder of the guaranteed installments will be paid to the Participant's Spouse or other designated Beneficiary. If, upon the Participant's death, there is no living Spouse or other designated Beneficiary, the Actuarial Equivalent of the unpaid installments shall be paid to the Participant's estate. Notwithstanding the above, a Participant who retires after age 65 shall not be entitled to elect a guaranteed payment period of twenty (20) years. Benefits paid in the form of a Period Certain and Life Annuity shall be the Actuarial Equivalent of a Life Annuity.

          2.26.     Plan means the Sequa Corporation
                    Supplemental
                    --------------------------------
Executive Retirement Plan III, as amended and restated herein, and as such plan may be further amended, from time to time.

          2.27.     Prior Plan means whichever one (if any) of
                    ----------
the following plans covered the Participant as an active participant on December 31, 1988: the Chromalloy American Corporation Pension Plan for Salaried Employees (the "Chromalloy Plan"), the Sun Chemical Corporation Retirement Plan (the "Sun Chemical Plan") or the Superior Pants Company Division of Chromalloy American Corporation Pension Plan (the "Superior Pants Plan"), each as in effect on December 31, 1988.

          2.28.     Qualified Joint and 50% Survivor Annuity
                    ----------------------------------------
means a series of monthly installments which are made for the lifetime of the Participant. If the Participant predeceases his Spouse, payment in an amount equal to fifty percent (50%) of the Participant's monthly payment shall continue for the life of the Spouse. Except as provided in Section 4.3(d), the benefit under a Qualified Joint and 50% Survivor Annuity shall be the Actuarial Equivalent of the benefit under the Life Annuity form of payment.

          2.29.     Qualified Plan means the Sequa Retirement
                    --------------
                    Plan, as amended from time to time. In the event that the Qualified Plan is subsequently amended, reference to a section of the Qualified Plan shall be deemed to refer to that section or the operational successor of such section.

          2.30.     Retirement means separation from service
                    ----------
with all members of the Affiliated Group at a time when the Participant is eligible for an Early, Normal or Late Retirement
Benefit as provided in Section 4.1.

          2.31.     Spouse shall have the same meaning as set
                    ------
forth in Article I of the Qualified Plan.

          2.32.     Surviving Spouse means the Participant's
                    ----------------
Spouse at the date of death of the Participant.



                          ARTICLE III
                      Plan Participation

               3.1. Eligibility to Participate in the Plan.
                    ---------------------------------------
Those employees of each Participating Employer that are designated by the Board of Directors shall be eligible to participate in the Plan. A list of such Participants may, from time to time, be attached hereto as Appendix 1.

               3.2. Participation.  A Participant shall remain
                    -------------
a Participant so long as he is entitled to a contingent or vested Accrued Benefit under the Plan.

                          ARTICLE IV
                           Benefits


            4.1.    Retirement Benefits.  Except as otherwise
                    -------------------
provided herein, retirement benefits will be computed and paid as follows:

          (a) Normal Retirement Benefit.  Except as otherwise
              -------------------------
provided herein, a Participant's vested Accrued Benefit shall be determined as of his Normal Retirement Date and paid commencing as of such date, provided that he has separated from service from all members of the Affiliated Group.

          (b) Early Retirement Benefit.  A Participant who
              ------------------------
separates from service from all members of the Affiliated Group after attaining his Early Retirement Age but prior to his Normal Retirement Date may, in accordance with Section 4.5, elect to commence payment of his vested Accrued Benefit as of an Early Retirement Date. Such benefit shall be equal to his vested Accrued Benefit (after any applicable reduction under Section 2.1(c) of the Plan) determined as of his Early Retirement Date and commencing as of such date.

          (c) Late Retirement Benefit shall be equal to the
              -----------------------
Participant's Accrued Benefit determined as of the Participant's
Late Retirement Date and commencing as of such date.

            4.2.    Deferred Vested Benefit. A Participant shall
                    -----------------------
be entitled to a deferred monthly retirement benefit if he separates from service with all members of the Affiliated Group before he is eligible to receive a Retirement Benefit, provided that the Participant meets the vesting requirements of Article
V. The Participant's benefit shall be equal to his vested Accrued Benefit calculated as of the date of separation from service, and, subject to Section 4.5, shall commence on the first date on which he would be eligible to receive a Normal Retirement Benefit.

            4.3.    Form of Retirement or Deferred Vested
                    -------------------------------------
Benefit. (a) Normal Form of Benefit Payment.  The normal
-------
form of benefit payment for a Participant who is married as of his Annuity Starting Date shall be a Qualified Joint and 50% Survivor Annuity, unless such form is properly waived in accordance with paragraph (b) of this Section 4.3 in favor of an alternative form of payment. The normal form of benefit payment for a Participant who is unmarried as of his Annuity Starting Date shall be a Life Annuity, unless such form is waived in accordance with paragraph (b) of this Section 4.3 in favor of an alternative form of payment.

            (b) Waiver of Normal Form of Benefit Payment.  A
                ----------------------------------------
Participant may waive the normal form of payment of his Accrued Benefit, and may elect another form of payment, on a form provided by the Company, before or within thirty (30) days after the date on which the Participant commences participation in the Plan. A Participant may change such election by filing an appropriate form provided by the Company, provided that any such change in election shall not be effective unless made at any time before the year in which the Participant separates from service from all members of the Affiliated Group. A married Participant may waive the normal form of payment only if his Spouse consents in writing to such waiver and to the alternate Beneficiary and/or the form of benefit payment elected. Such consent shall be witnessed by a notary public or Plan representative and must be filed with the Administrative Committee. No consent is required if it is established to the satisfaction of the Administrative Committee that the Participant does not have a Spouse or that the Spouse cannot be located. Any consent by a Spouse pursuant to this paragraph shall be irrevocable and shall be effective only with respect to such Spouse. Spousal consent must be obtained to any subsequent change in the designated form of benefit or alternate Beneficiary. The election of a married Participant to waive the Qualified Joint and 50% Survivor Annuity may be revoked by the Participant at any time prior to his Annuity Starting Date without the consent of his Spouse.

            (c) Alternate Forms of Payment.  At the election of
                --------------------------
the Participant in accordance with paragraph (b) above, the Accrued Benefit under Sections 4.1 and 4.2 of this Plan may be paid in any of the following forms:

            (1) a Life Annuity;

            (2) a Joint and 50% Survivor Annuity;

            (3) a Joint and 662/3% Survivor Annuity;

            (4) a Joint and 100% Survivor Annuity; or

            (5) a Period Certain and Life Annuity.

            (d) Payment of Benefits and Actuarial Equivalence.
                ---------------------------------------------
Benefits under each form shall be paid in monthly installments. Except as provided in the next sentence, benefits other than in the form of a Life Annuity shall be the Actuarial Equivalent of a Life Annuity. In the case of a Participant who was an active participant in the Sun Chemical Plan on December 31, 1988 and who elects to receive a Qualified Joint and 50% Survivor Annuity, a Joint and 50% Survivor Annuity, a Joint and 662/3% Survivor Annuity or a Joint and 100% Survivor Annuity, in each case with his Spouse as the designated Beneficiary, such Qualified Joint and 50% Survivor Annuity, Joint and 50% Survivor Annuity, Joint and 662/3% Survivor Annuity or Joint and 100% Survivor Annuity shall be one hundred ten percent (110%) of the Actuarial Equivalent of the Life Annuity.

            (e) Cashout of Accrued Benefit.  Notwithstanding
                --------------------------
paragraphs (a), (b) and (c) above, a Participant who separates from service or retires from all members of the Affiliated Group with a vested Accrued Benefit shall be paid the Actuarial Equivalent of such benefit in a single sum if such Actuarial Equivalent does not exceed $5,000, or such other amount as may be determined under Section 5.03(a) of the Qualified Plan. If the Participant subsequently resumes participation in the Plan, such Participant's benefit at his later date of separation from service or retirement shall be reduced by the amount of the Accrued Benefit that was previously paid to him.

            4.4. Death Benefit.    If a vested Participant dies
                 -------------
before his Annuity Starting Date, a monthly benefit shall be payable to his Surviving Spouse (if any) as follows.

            (a) If the Participant dies before attaining his Early Retirement Age, his Surviving Spouse shall receive a survivor annuity for life equal to the annuity which would have been payable to such Surviving Spouse if such Participant had:

             (1) separated from service on his date of death (or
                 actual date of separation from service, if earlier);

             (2) survived to his Early Retirement Age;

             (3) subject to paragraph (c) below, retired on such
                 date with a Qualified Joint and 50% Survivor
                 Annuity; and

             (4) died on the next day.

            (b) Subject to paragraph (c) below, if the Participant dies after attaining his Early Retirement Age, the Surviving Spouse shall receive a survivor annuity for life equal to the annuity that would have been payable to such Surviving Spouse if the Participant had retired on the date preceding his death with his Accrued Benefit payable in the form of a Qualified Joint and 50% Survivor Annuity.

            (c) Where a Participant prior to his death has selected, under and in accordance with the terms of the Qualified Plan, a form of Joint and Survivor Annuity (as defined in the Qualified Plan) in favor of his spouse in which, where the Participant predeceases his spouse, payments will continue to the spouse for life in an amount equal to one hundred percent (100%) or sixty-six and two-thirds percent (662/3%) of the Participant's benefit under the Qualified Plan, than the survivor annuity payable under the Plan to the Participant's Surviving Spouse under paragraph (a) or (b) above shall be calculated as if the Participant had retired on the date specified in such paragraph with his Accrued Benefit payable in the form of a Joint and 100% Survivor Annuity or a Joint and 662/3% Survivor Annuity, respectively, in favor of his Spouse.

            (d) Notwithstanding paragraphs (a) though (c) above, if the Actuarial Equivalent of the Participant's vested Accrued Benefit does not exceed $5,000, or such other amount as may be determined under Section 6.04(a) of the Qualified Plan, the Surviving Spouse shall be paid the Actuarial Equivalent of such benefit in a single sum.

            4.5. Time of Payment.
                 ---------------

            (a) Subject to paragraphs (b) and (c) of this
Section 4.5 and to Section 4.6, payment of a Participant's vested Accrued Benefit shall commence as of the Participant's Normal Retirement Date, provided that he has separated from service with all members of the Affiliated Group.

            (b) A Participant may elect on a form provided by the Company to commence payment of his vested Accrued Benefit as of an Early Retirement Date or a Late Retirement Date. Such election shall be made before or within thirty (30) days after the date on which the Participant commences participation in the Plan. A Participant may change such election by filing an appropriate form provided by the Company provided that any such change shall not be effective unless made before the year in which the Participant separates from service from all members of the Affiliated Group.

            (c) Payment of a Participant's benefit under Section 4.4(a) of this Plan shall commence on the first day of the month following the date on which the Participant would have attained Early Retirement Age. Payment of a Participant's vested Accrued Benefit under Section 4.4(b) of the Plan shall commence on the first day of the month following the Participant's death.

            4.6. Suspension of Benefits.
                 ----------------------

            (a) Retirement Benefits in pay status will be
                suspended for each calendar month or
                four-or-five week payroll ending in a calendar month following the Annuity Starting Date during which a Participant receives payment for the performance of an Hour of Service or more on each of eight (8) or more days or separate work shifts. A Participant's Accrued Benefit which commences later than his Normal Retirement Date will be computed without regard to amounts which are suspended under the preceding sentence.

            (b) Benefits suspended in accordance with this
                Section shall resume no later than the first day of the third calendar month following the calendar month when the Participant again fails to receive payment for the performance of an Hour of Service on each of eight (8) or more days or separate work shifts during a calendar month or a four or five week payroll period ending in a calendar month. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of employment and the resumption of payments, less any amounts which are subject to offset.

            (c) The Administrative Committee may, in its
                discretion, establish procedures for the resumption of benefits and the offsetting of benefit overpayments, if any.



                           ARTICLE V
                            Vesting

            5.1. Vesting.     Except as otherwise provided in
                 -------
this Section 5.1, a Participant shall be 100% vested in his Accrued Benefit after completion of five years of Benefit Service and on attainment of Normal Retirement Age. If a

Participant's employment with a member of the Affiliated Group is Terminated for Cause prior to Retirement, the Participant's Accrued Benefit shall be forfeited. Termination for Cause shall mean termination of a Participant's employment on account of dishonesty or any act or conduct on the part of the Participant which is materially injurious to the business or reputation of any member of the Affiliated Group.



                          ARTICLE VI
                      Plan Administration

            6.1. Administration of the Plan.  The Plan shall be
                 --------------------------
administered by an Administrative Committee, which shall be appointed by the Board of Directors, subject, however, to any action taken by the Board of Directors in respect to the Plan. The Administrative Committee shall be responsible for the administration of the Plan and shall have all of the powers and duties set forth in the Qualified Plan including, without limitation, the discretionary power to determine eligibility for participation in the Plan and to construe the terms of the Plan. The Administrative Committee shall file with the Department of Labor and distribute to the Participants any reports and other information required by applicable law and shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by it with respect to the Plan.



                          ARTICLE VII
                 Amendment and Administration

            7.1. Amendment and Termination of the Plan.  The
                 -------------------------------------
Board of Directors may amend or terminate the Plan at any time by written instrument executed by an officer of the Company duly authorized by the Board of Directors. Any such amendment or termination shall be binding on all Participating Employers. However, no such amendment or termination shall deprive any Participant, Surviving Spouse or other Beneficiary of any portion of any Accrued Benefit payment of which has commenced prior to the date of adoption of such amendment or termination, or which would be payable if the Participant separated from service for any reason (other than Termination for Cause), including death, on such date.

                         ARTICLE VIII
                      General Provisions

            8.1. Funding.  No  Participating  Employer  shall be
                 -------
obligated to set aside, earmark or escrow any funds or other assets to satisfy its obligations under this Plan. Participants, their Surviving Spouses and other Beneficiaries shall have the status of general unsecured creditors of the applicable Participating Employer(s). The Plan constitutes a mere promise by the applicable Participating Employers to make benefit payments in the future to Participants, their Surviving Spouses or other Beneficiaries. Participants, their Surviving Spouses and other Beneficiaries shall not have any property interest in any specific assets of any member of the Affiliated Group other than the unsecured right to receive payments from the applicable Participating Employers as provided herein.

            8.2. Nonalienation of Benefits under this Plan.
                 -----------------------------------------
Except for claims of indebtedness owing to a Participating Employer, the interests of Participants, their Surviving Spouses and other Beneficiaries are not subject to claims, indebtedness, attachment, execution, garnishment, or other legal or equitable process, and such interests may not be voluntarily or involuntarily sold, transferred or assigned. Any attempt by a Participant, his Surviving Spouse or other Beneficiary or any other person to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge, attach, garnish or otherwise dispose of any right to benefits payable hereunder shall be void.

            8.3. Plan not a Contract of Employment.  This Plan
                 ---------------------------------
shall not be deemed to constitute a contract between any Participating Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or employee of a Participating Employer. Nothing contained in this Plan shall be deemed to give any Participant or employee of a Participating Employer the right to be retained in the service of any Participating Employer or to interfere with the right of any Participating Employer to discharge any Participant or employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

            8.4. Required Notification to Administrative
                 ---------------------------------------
Committee.  Each Participant, Surviving Spouse or other
---------
Beneficiary entitled to benefits hereunder shall file with the Administrative Committee from time to time in writing his post office address and each change of post office address. Any check representing payment hereunder and any communication addressed to a Participant or his Surviving Spouse or other Beneficiary at the last address filed with the Administrative Committee, or if no such address has been filed, then at his last address as indicated on the records of the Participating Employer, shall be binding on such person for all purposes of the Plan, and neither the Administrative Committee, the Company, any Participating Employer or other payor shall be obliged to search for or ascertain the location of any such person. If the Administrative Committee for any reason is in doubt as to the address of any Participant, Surviving Spouse or other Beneficiary entitled to benefits hereunder or as to whether benefit payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned at his address last known to the Administrative Committee, notify such person that all unmailed and future retirement income payments shall be henceforth withheld until he provides the Administrative Committee with evidence of his continued life and his proper mailing address.

            8.5. Required Information to Administrative
                 --------------------------------------
Committee.  Each Participant will furnish to the
---------
Administrative Committee such information as the Administrative Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's furnishing promptly such true, full and complete information as the Administrative Committee may request. Each Participant shall submit proof of his age and that of his Spouse and/or other Beneficiary to the Administrative Committee at such time as required by the Administrative Committee. The Administrative Committee will, if such proof of age is not submitted as required, use as conclusive evidence thereof such information as is deemed by it to be reliable, regardless of the lack of proof, or the misstatement of the age of persons entitled to benefits under the Plan, by the Participant or otherwise, in such manner as the Administrative Committee deems equitable. Any notice or information which, according to the terms of the Plan or the rules of the Administrative Committee, must be filed with the Administrative Committee, shall be deemed so filed if addressed and either delivered in person or mailed to and received by the Administrative Committee, in care of the Company as follows:

             The Administrative Committee
             Sequa Corporation Supplemental
             Executive Retirement Plan III
             C/o Sequa Corporation
             3 University Plaza
             Hackensack, New Jersey 07601

            8.6. Successors.  The provisions of this Plan shall
                 ----------
be binding upon the Company and each Participating Employer and their respective successors and assigns and upon each Participant and his heirs, beneficiaries, spouses, estates, and legal representatives.

            8.7. Facility of Payment.  Whenever and as often as
                 -------------------
any person entitled to payments hereunder shall be under a legal disability, or in the sole judgment of the Administrative Committee shall otherwise be unable to apply such payments to his own best interest and advantage, the Administrative Committee, in the exercise of its discretion, may direct all or any portion of such payments to be made in any one or more of the following ways:

            (a) directly to such person;

            (b) to his legal curator, guardian, or conservator, or other court-appointed or court-recognized representatives; or

            (c) to his Spouse, to another member of his family, or to any other person, to be expended for his benefit.

          8.8. Claims Procedure.  Claims for benefits must be
               ----------------
submitted in writing to the Administrative Committee. In the event that any claim for benefits is denied (in whole or in part), the claimant shall receive from the Administrative Committee notice in writing, written in a manner calculated to be understood by the claimant, setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan. Such notice shall be provided within ninety (90) days of receipt of the claimant's written claim for benefits. Any disagreements about such interpretations and construction may be appealed to the Administrative Committee within sixty (60) days after receipt of such notice from the Administrative Committee. The Administrative Committee shall respond to such appeal within sixty (60) days with a notice in writing fully disclosing its decision and the reasons therefor.

            8.9. Indemnification.  The Company shall indemnify
                 ---------------
each member of the Administrative Committee and its delegates under the Plan against any and all claims, losses, damages, expenses (including reasonable attorneys' fees) and liabilities for anything done or omitted to be done in connection with the Plan except when the same is due to the willful misconduct of such person.

          8.10. Controlling State Law.  To the extent not
                ---------------------
superseded by the laws of the United States, the Plan will be construed and enforced according to the laws of the State of New
York.

          8.11. Severability.  In case any provision of this
                ------------
Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been set forth.

          8.12. Adoption of Plan.  Any member of the Affiliated
                ----------------
Group may, by action of its board of directors, adopt this Plan for its eligible employees, provided that the Board of Directors approves such adoption. The administrative powers and control of the Company as provided in the Plan shall not be deemed diminished under the Plan by reason of the participation of members of the Affiliated Group in the Plan.

          8.13. Withdrawal From Plan.  A Participating Employer
                --------------------
may withdraw at any time from the Plan without affecting the other Participating Employers by complying with the appropriate provisions of the Plan. The Board of Directors may, at its discretion, terminate a Participating Employer's participation in the Plan at any time when, in its judgment, such Participating Employer fails or refuses to discharge its obligations under the Plan.

             IN WITNESS WHEREOF, Sequa Corporation has hereby executed this amended and restated Plan on this ____ day of _____________, 2000.

                 SEQUA CORPORATION



                 By:

ATTEST:  (SEAL)

                          APPENDIX 1

          LIST OF PARTICIPANTS AS OF JANUARY 1, 2000